AMENDMENT NO. 1
TO
AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT No. 1 to the AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of November 4th, 2010 by and among the Loan Parties and the Administrative Agent for itself and on behalf of the Lenders. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

WITNESSETH:

WHEREAS, reference is made to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 11, 2008 (the “Credit Agreement”), among DR PEPPER SNAPPLE GROUP, INC., as Borrower, the LENDERS and ISSUING BANKS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the other parties therein named;

WHEREAS, the Borrower has previously paid in full the amounts outstanding under the Term Loan Facility under the Credit Agreement and no funds may be re-borrowed under that facility;

WHEREAS, the Borrower has requested an amendment to the Credit Agreement as herein set forth; and

WHEREAS, the Loan Parties and the Administrative Agent, by and on behalf of itself and the Lenders signatory to an acknowledgment and consent in the form set forth as Exhibit A (an “Acknowledgment and Consent”), have agreed to such amendments on the terms and subject to the conditions herein provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement. As of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) The definition of “Qualified CP Draw” in Section 1.01 (Definitions) of the Credit Agreement is deleted in its entirety.

(b) Clause (iv) of the introductory paragraph of Article III (Representations and Warranties) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(iv) on and as of the date of each Credit Event occurring after the Transaction Closing Date the Borrower makes the representations and warranties set forth below, to the extent required by Section 4.04:”.

(c) Section 4.04(b) (Conditions to Each Credit Event After the Transaction Closing Date) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(b) The representations and warranties set forth in this Agreement (other than those contained in Sections 3.04(b) and 3.06) and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Credit Event, as applicable; provided, however, that, the representations and warranties contained in Sections 3.09, 3.10 and 3.13 shall only be made on the first Credit Event following the Transaction Closing Date; and”

Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrative Agent shall have received the following in form and substance satisfactory to Administrative Agent:

(a) counterparts of this Amendment duly executed by the Administrative Agent and each of the Loan Parties;

(b) the Administrative Agent shall have received an Acknowledgment and Consent duly executed by Lenders constituting the Required Lenders; and

(c) such other items from the Loan Parties as the Administrative Agent may reasonably request in writing.

Section 3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender as of the Effective Date, as follows:

(a) After giving effect to this Amendment, each of the representations and warranties in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

(b) The execution, delivery and performance by of this Amendment have been duly authorized by all requisite corporate or other action on the part of each of the Loan Parties and will not violate any of the articles of incorporation or by-laws (or other constituent documents) of such Loan Parties.

(c) This Amendment has been duly executed and delivered by the Borrower and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

(d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the Effective Date.

Section 4. Reference to and Effect on the Loan Documents

(a) On and after the Effective Date, each reference (x) in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import and (y) in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import, as applicable, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

Section 5. Costs and Expenses. As provided in Section 9.03(Expense; Indemnity; Damage Waiver) of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent incurred in connection with this Amendment.

Section 6. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DR PEPPER SNAPPLE GROUP, INC.,

as Borrower

By:	/s/ Marty M. Ellen

Name: Title:	Martin M. Ellen Executive Vice President & CFO

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By:	/s/ Tony Yung

Name: Title:	Tony Yung Vice President

IN WITNESS WHEREOF, this Amendment has been duly executed by each Guarantor as of the day and year first set forth above and by such execution each Guarantor consents to the Amendment and agrees that such amendment shall not impact any of its obligations under the Guaranty and that such Guaranty shall remain in full force and effect.

Guarantor:

234DP Aviation, LLC
A & W CONCENTRATE COMPANY
AMTRANS, INC.
BERKELEY SQUARE US, INC.
BEVERAGE INVESTMENTS LLC
DPS FINANCE II, INC.

(f/k/a CADBURY ADAMS FINANCE CORPORATION)

DP BEVERAGES INC.

(f/k/a CADBURY BEVERAGES INC.)

BEVERAGES DELAWARE INC.

(f/k/a CADBURY BEVERAGES DELAWARE INC.)

DPS AMERICAS BEVERAGES, LLC (for itself and as successor to DPS Americas Beverages Investments, Inc.)

(f/k/a CADBURY SCHWEPPES AMERICAS INC.)

DPS BEVERAGES, INC.

(f/k/a CADBURY SCHWEPPES AMERICAS BEVERAGES, INC.)

DPS HOLDINGS INC. (for itself and as successor to SBS Business Services, Inc. and DPS Finance I, Inc.)

(f/k/a CBI HOLDINGS INC.)

DR PEPPER/SEVEN-UP BEVERAGE SALES COMPANY
DR PEPPER/SEVEN UP MANUFACTURING COMPANY
DR PEPPER/SEVEN UP, INC., (for itself and as successor to Dr Pepper Company)
DR PEPPER SNAPPLE GROUP, INC.
HIGH RIDGE INVESTMENTS US, INC.
INTERNATIONAL INVESTMENTS MANAGEMENT LLC
MOTT’S GENERAL PARTNERSHIP
MOTT’S LLP
MSSI LLC
NANTUCKET ALLSERVE, INC.
NUTHATCH TRADING US, INC.
PACIFIC SNAPPLE DISTRIBUTORS, INC.
ROYAL CROWN COMPANY, INC.

SNAPPLE BEVERAGE CORP.
THE AMERICAN BOTTLING COMPANY (for itself and as successor to the following: Beverage Management, Inc., Cadbury Schweppes Bottling Group, Inc., Dr Pepper Bottling Company of Texas, Dr Pepper Bottling of Spokane, Inc., Seven Up Bottling Company of San Francisco, Seven-Up/RC Bottling Company, Inc., Southeast Atlantic Beverage Corporation, and Snapple Distributors, Inc.)

By:	/s/ James L. Baldwin, Jr.

Name: Title:	James L. Baldwin, Jr. Executive Vice President

AMERICAS BEVERAGES MANAGEMENT GP

INTERNATIONAL BEVERAGE INVESTMENTS GP

By:	/s/ James L. Baldwin, Jr.

Name: Title:	James L. Baldwin, Jr. Designated Representative

SPLASH TRANSPORT, INC.

By:	/s/ Robert Callan

Name: Title:	Robert Callan Vice President & Secretary

Exhibit A to
AMENDMENT NO. 1
TO
AMENDED AND RESTATED CREDIT AGREEMENT

ACKNOWLEDGEMENT AND CONSENT

To:

JPMORGAN CHASE BANK, N.A., as Administrative Agent
383 Madison Avenue, 24 Floor
New York, NY 10179
Attention: Tony Yung

RE: DR PEPPER SNAPPLE GROUP, INC. — AMENDMENT NO. 1

Reference is made to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 11, 2008 (the "Credit Agreement”), among DR PEPPER SNAPPLE GROUP, INC., as Borrower, the LENDERS and ISSUING BANKS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the other parties therein named. Unless otherwise specified herein, all capitalized terms used in this Acknowledgment and Consent shall have the meanings ascribed to such terms in the Credit Agreement. The Borrower has requested that the Lenders amend the Credit Agreement and on the terms described in Amendment No. 1 (the “Amendment”), the form of which is attached hereto. Pursuant to Section 9.02(b) (Waivers; Amendments) of the Credit Agreement, the undersigned Lender hereby consents to the terms of the Amendment and authorizes the Administrative Agent to execute and deliver the Amendment on its behalf.

Very truly yours,

[Name of Lender]

By:
Name:
Title: